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                                                                    Exhibit 10.1

Amended and Restated Nephros 2000 Equity Incentive Plan

SECTION 1
PURPOSE

The Nephros 2000 Equity Incentive Plan (the "Plan") was adopted by the board of directors of Nephros, Inc., a Delaware corporation (the "Corporation"), in 2000 and was amended and restated in January 2003 and renamed the Amended and Restated Nephros 2000 Equity Incentive Plan. The purpose of the Amended and Restated Nephros 2000 Equity Incentive Plan is to provide a means whereby Nephros, Inc., a Delaware corporation (the "Corporation"), may attract able persons to remain in or to enter the employ of the Corporation, a Parent Corporation or a Subsidiary and to provide a means whereby those employees, directors, officers, and other individuals or entities upon whom the responsibilities of the successful administration, management, planning, and/or organization of the Corporation may rest, and whose present and potential contributions to the welfare of the Corporation, a Parent Corporation or a Subsidiary are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Corporation. A further purpose of the Plan is to provide such employees and individuals or entities with additional incentive and reward opportunities designed to enhance the profitable growth of the Corporation over the long term. Accordingly, the Plan provides for granting Common Stock, Incentive Stock Options, options which do not constitute Incentive Stock Options, or any combination of the foregoing, as is best suited to the circumstances of the particular employees and individuals or entities as provided herein.

SECTION 2
DEFINITIONS

The following definitions shall be applicable during the term of the Plan unless specifically modified by any paragraph:

(a) Approval of the stockholders, or words of similar import, means the approval of the holders of a majority of the voting power of all stock having the right, under the Corporation's certificate of incorporation, as it may be amended from time to time, to vote on all matters submitted to stockholders.

(b) Award means, individually or collectively, any Option granted pursuant to the Plan.

(c) Board means the board of directors of the Corporation. The Board may delegate any of its responsibilities hereunder to the Committee.

(d) Cause means, for the purposes of employment, (1) the definition provided in any employment, severance or other agreement governing the relationship between the Grantee or Holder and the Corporation that is in effect at the time of reference; and (2) if

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     there is no such agreement or any such agreement does not include a definition of Cause, any of the following: (i) the gross neglect or willful failure or refusal to perform duties (other than as a result of total or partial incapacity due to physical or mental illness); (ii) engaging in misconduct which is materially injurious to the Company, monetarily or otherwise; (iii) perpetration of an intentional and knowing fraud against or affecting the Company or any customer, client, agent, or employee thereof; or (iv) conviction (including conviction on a nolo contendere plea) of a felony or any crime involving, in the good faith judgment of the Company, fraud, or dishonesty.

(e)  Change of Control Value means the amount determined in Clause (i), (ii) or
     (iii), whichever is applicable, as follows: (i) the per share price offered to stockholders of the Corporation in any merger, consolidation, sale or assets or dissolution transaction, (ii) the price per share offered to stockholders of the corporation in any tender offer or exchange offer whereby a Corporate Change takes place or (iii) if a Corporate Change occurs other than as described in Clause (i) or Clause (ii), the fair market value per share determined by the Board as of the date determined by the Board to be the date of cancellation and surrender of an Option. If the consideration offered to stockholders of the Corporation in any transaction described in this paragraph or paragraphs (d) and (e) of Section 8 consists of anything other than cash, the Board shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

(f) Code means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any regulations under such Section.

(g) Committee means the committee, consisting of three officers of the Company or members of the Board of the Company, established by the Board to administer the Plan; provided, however, that prior to the consummation of an initial public offering of the Company's stock, one member of the Committee must be appointed by WP Nephros Partners, LLC, or any successor entity. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. To the extent necessary for section 162(m) of the Code, the Committee shall be comprised solely of outside directors pursuant to Section 4(d) hereof and to the extent necessary for Rule 16b-3, the Committee shall be comprised solely of non-employee directors.

(h)  Common Stock means the common stock of the Corporation.

(i)  Corporation means Nephros, Inc.

(j) Corporate Change means one of the following events: (i) the merger, consolidation or other reorganization of the Corporation in which the outstanding Common Stock is converted into or exchanged for a different class of securities of the Corporation, a class of securities of any other issuer (except a Subsidiary or Parent Corporation), cash or other property other than (a) a merger, consolidation or reorganization of the Corporation which would result in the voting stock of the Corporation outstanding

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     immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation, at least sixty percent (60%) of the combined voting power of the voting stock of the Corporation or such surviving entity outstanding immediately after such merger, consolidation or reorganization of the Corporation, or (b) merger, consolidation or reorganization of the Corporation effected to implement a recapitalization of the Corporation (or similar transaction) in which no person acquires more than forty-nine percent (49%) of the combined voting power of the Corporation's then outstanding stock; (ii) the sale, lease or exchange of all or substantially all of the assets of the Corporation to any other corporation or entity (except a Subsidiary or Parent Corporation); (iii) the adoption by the stockholders of the Corporation of a plan of liquidation and dissolution;
     (iv) the acquisition (other than acquisition pursuant to any other clause of this definition) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than fifty percent (50%) (based on voting power) of the Corporation's outstanding capital stock or acquisition by a person or entity who currently has beneficial ownership which increases such person's or entity's beneficial ownership to fifty percent (50%) or more (based on voting power) of the Corporation's outstanding capital stock; or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Corporation before such election shall cease to constitute a majority of the Board. Notwithstanding the provisions of clause (iv) above, a Corporate Change shall not be considered to have occurred upon the acquisition (other than acquisition pursuant to any other clause of the preceding sentence) by any person or entity, including without limitation a "group" as contemplated by Section 13(d)(3) of the Exchange Act, of beneficial ownership, as contemplated by such Section, of more than twenty-five percent (25%) (based on voting power) of the Corporation's outstanding capital stock or the requisite percentage to increase their ownership to fifty percent (50%) resulting from a public offering of securities of the Corporation under the Securities Act of 1933, as amended.

(k)  Exchange Act means the Securities Exchange Act of 1934, as amended.

(l) Fair Market Value means, as of any specified date, the closing price of the Common Stock on the NASDAQ (or, if the Common Stock is not listed on such exchange, such other national securities exchange on which the Common Stock is then listed) on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Common Stock are so reported. If the Common Stock is not then listed on any national securities exchange but is traded over the counter at the time determination of its Fair Market Value is required to be made hereunder, its Fair Market Value shall be deemed to be equal to the average between the reported high and low sales prices of Common Stock on the most recent date on which Common Stock was publicly traded. If the Common Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its Fair Market Value shall be made by the Board in good-faith as required by Section 422(c)(1) of the Code and may be based on the advice of an independent investment banker or appraiser recognized to be expert in making such valuation).

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(m)  Good Reason means, for the purposes of employment, any of the following:
     (i) any material adverse alteration in the Optionee's title, position, status, duties or responsibilities with the Corporation; (ii) any reduction in the Optionee's annual base salary or annual or long term aggregate compensation and benefits; or (iii) any relocation of the Corporation's principal executive offices outside of the New York metropolitan area or requiring the Optionee to travel on business in unreasonable amounts in relation to the Optionee's duties with the Corporation.

(n) Grant means individually or collectively, any Common Stock granted pursuant to the Plan.

(o) Grantee means an employee, director, officer, other individual or entity who has been granted Common Stock pursuant to the Plan.

(p)  Holder means an individual or entity who has been granted an Award.

(q) Incentive Stock Option means an Option intended to qualify and designated as an "incentive stock option" within the meaning of Section 422(b) of the Code.

(r) Non-Qualified Stock Option means an Option not designated as an Incentive Stock Option.

(s) Option means an Award granted under Section 7 of the Plan and includes both Incentive Stock Options to purchase Common Stock and Options which do not constitute Incentive Stock Options to purchase Common Stock.

(t) Option Agreement means a written agreement between the Corporation and an employee with respect to an Option.

(u) Optionee means an employee, director, officer, entity or individual who has been granted an Option.

(v) Parent Corporation shall have the meaning set forth in Section 424(e) of the Code.

(w)  Plan means the Amended and Restated Nephros 2000 Equity Incentive Plan.

(x) Rule 16b-3 means Rule 16b-3 of the General Rules and Regulations of the Securities and Exchange Commission under the Exchange Act, as such rule is currently in effect or as hereafter modified or amended.

(y) Subsidiary means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Corporation, or a corporation in which the Corporation owns a majority of the shares of capital stock, directly or indirectly, owns an equity interest of fifty percent (50%) or more, except solely with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in Section 424(f) of the Code.

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(z)  References to termination of employment and the like mean, except with respect to the second paragraph of Section 10(f), (i) the date the Optionee ceases to be employed by, or to provide consulting services for, the Company or a Subsidiary or Parent Corporation, or any corporation (or any of its subsidiaries) which assumes the Optionee's Award in a transaction to which section 424(a) of the Code applies or (ii) the date the Optionee ceases to be a Board member, provided, however, that an Optionee (x) who is at the time of reference both an employee or consultant and a Board member or (y) who ceases to be engaged as an employee, consultant or Board member and immediately is engaged in another of such relationships with the Company or a Subsidiary or Parent Corporation, shall be deemed to have a "termination of employment" only upon the later of the dates determined pursuant to (i) and (ii) above. For purposes of clause (i) above, an Optionee who continues his or her employment or consulting relationship with a Subsidiary or Parent Corporation subsequent to the date that such entity ceases to be a Subsidiary or Parent Corporation shall have a termination of employment upon the date that such entity ceases to be a Subsidiary or Parent Corporation. The Committee may in its discretion determine whether any leave of absence constitutes a termination of employment for purposes of the Plan. For purposes of the second paragraph of Section 10(f), a termination of employment shall be the date the individual ceases to be employed by the Company within the meaning of section 422 of the Code.

SECTION 3
EFFECTIVE DATE AND DURATION OF THE PLAN

The Plan shall be effective as of the date of its adoption by the Board. Following such adoption, the Board shall submit the Plan to the stockholders for approval in order to remain in compliance with requirements for Incentive Stock Option plans under the Code. If approval of the stockholders is not obtained, all Awards of Incentive Stock Options hereunder shall then be deemed to be Awards of Non-Qualified Stock Options. Subject to the provisions of Section 9, the Plan shall remain in effect for ten years from the date of its adoption by the Board or, if earlier, until terminated by the Board.

SECTION 4
ADMINISTRATION

(a) Administration of Plan by Board. The Plan shall be administered by the Board or the Committee in compliance with Rule 16b-3. Members of the Board shall abstain from participating in and deciding matters which directly affect their individual ownership interests under the Plan.

(b) Powers. Subject to the terms of the Plan, the Board shall have sole authority, in its discretion, to determine which employees, officers, directors, individuals or entities shall receive an Award or Grant, the time or times when such Award or Grant shall be made, whether Common Stock, an Incentive Stock Option or non-qualified Option shall be granted and the number of shares of Common Stock which may be issued under each Option. In making such determinations, the Board may take into account the nature of

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     the services rendered by these individuals, their present and potential contribution to the success of the Corporation, a Parent Corporation or a Subsidiary, and such other factors as the Board in its discretion shall deem relevant.

(c) Additional Powers. The Board shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Board is authorized to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award or Grant, including such terms, restrictions and provisions as shall be requisite in the judgment of the Board to cause designated Options to qualify as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award or Grant in the manner and to the extent it shall deem expedient to carry it into effect.

(d) Compliance With Code (S)162(m). In the event the Corporation, a Parent Corporation or a Subsidiary becomes a "publicly-held corporation" as defined in Section 162(m)(2) of the Code, the Corporation may establish a committee of outside directors meeting the requirements of Code (S)162(m) to (i) approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes by the Corporation pursuant to Code (S)162(m) and (ii) administer the Plan. In such event, the powers reserved to the Board in the Plan shall be exercised by such compensation committee. In addition, Options under the Plan shall be granted upon satisfaction of the conditions to such grants provided pursuant to Code (S)162(m) and any Treasury Regulations promulgated thereunder.

SECTION 5
GRANT OF OPTIONS AND STOCK SUBJECT TO THE PLAN

(a) Award Limits. The Committee may from time to time grant Awards and/or make Grants to one or more employees, directors, officers, individuals or entities determined by him or her to be eligible for participation in the Plan in accordance with the provisions of Section 6 of the Plan. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 5,000,000 shares. The aggregate amount of shares of Common Stock with respect to which Awards or Grants may be made to any one individual under the Plan during any three-year period shall not exceed thirty percent (30%) of the aggregate number of shares referred to in the preceding sentence. Any of such shares which remain unissued and which are not subject to outstanding Options and/or Grants at the termination of the Plan shall cease to be subject to the Plan but, until termination of the Plan, the Corporation shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award or Grant. To the extent that an Award or Grant lapses or the rights of its Holder or Grantee terminate, any shares of Common Stock subject to such Award or

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     Grant shall again be available for the grant of an Award or making of a
     Grant. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Section 8 of the Plan with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Corporation for those shares acquired pursuant to a Grant, the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

(b) Stock Offered. The stock to be offered pursuant to an Award or Grant may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and reacquired by the Corporation.

SECTION 6
ELIGIBILITY

An Incentive Stock Option Award made pursuant to the Plan may be granted only to an individual who, at the time of grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary. An Award of an Option which is not an Incentive Stock Option or a Grant of Common Stock may be made to an individual who, at the time of Award or Grant, is an employee of the Corporation, a Parent Corporation or a Subsidiary, or to an individual who has been identified by the Board or the Committee to receive an Award or Grant due to the individual's contribution or service to the Corporation, including members of the Board of Directors of the Corporation, a Parent Corporation or a Subsidiary. An Award or Grant made pursuant to the Plan may be made on more than one occasion to the same person, and such Award or Grant may include a Common Stock Grant, an Incentive Stock Option, an Option which is not an Incentive Stock Option, or any combination thereof. Each Award or Grant shall be evidenced by a written instrument duly executed by or on behalf of the Corporation.

SECTION 7
STOCK OPTIONS/GRANTS

(a) Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Corporation and the Optionee which shall contain such terms and conditions as may be approved by the Board or the Committee and agreed upon by the Holder. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall designate the Option as an Incentive Stock Option (in the event its terms, and the individual to whom it is granted, satisfy the requirements for Incentive Stock Options under the Code) or a Non-Qualified Stock Option, specify the effect of termination of employment, total and permanent disability, retirement or death on the exercisability of the Option. Under each Option Agreement, a Holder shall have the right to appoint any individual or legal entity in writing as his or her beneficiary under the Plan in the event of his death. Such designation may be revoked in writing by the Holder at any time and a new beneficiary may be appointed in writing on the form provided by the Board or the Committee for such purpose. In the

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     absence of such appointment, the beneficiary shall be the legal representative of the Holder's estate.

(b) Option Period. The term of each Option shall be as specified by the Board or the Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Incentive Stock Option may not be exercised more than one hundred twenty (120) months from the date it is granted.

(c) Limitations on Exercise of Option. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board or the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option.

(d) Special Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Corporation (and any Parent Corporation or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000) (within the meaning of Section 422 of the
     Code), such excess Incentive Stock Options shall be treated as Options which do not constitute Incentive Stock Options. The Board or the Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of its Parent Corporation or a Subsidiary, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

(e) Exercise Price. The purchase price of Common Stock issued under each Option shall be determined by the Board or the Committee and shall be stated in the Option Agreement, but such purchase price shall, in the case of Incentive Stock Options, not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted, except that the price of any Common Stock purchased pursuant to any Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair value in the case of any person or entity who owns stock comprising more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Parent Corporation or Subsidiary. Fair value in the case of options that do not constitute Incentive Stock Options shall be defined in accordance with applicable Delaware law.

(f) Options and Rights in Substitution for Stock Options Made by Other Corporations. Options may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of

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     the Plan, employees of the Corporation, of any Parent Corporation or of any
     Subsidiary as a result of a merger or consolidation of the employing corporation with the Corporation, such Parent Corporation or such Subsidiary, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Corporation, a Parent Corporation or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

SECTION 8
RECAPITALIZATION OR REORGANIZATION

(a) Except to the extent otherwise provided in this Section 8, in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, reclassifications, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other similar changes in capitalization, (i) the aggregate number of shares that may be issued under the plan and the aggregate number of shares with respect to which Awards or Grants may be made to any one individual in any three-year period, as set forth in Section 5 hereof, automatically shall be appropriately adjusted consistent with such corporate change, and (ii) the number of shares subject to any outstanding Award or Grant and the exercise price-per-share of any outstanding Award automatically shall be adjusted so that the aggregate exercise price remains the same and the Award or Grant relates to the number of shares to which the Holder or Grantee would have been entitled pursuant to the terms of such corporate change if immediately prior to such corporate change, such Holder or Grantee had been the holder of the number of shares then covered by such Award or Grant. The Board shall, in good faith, compute the amount of any adjustment which may be required by this paragraph, which computation shall be final and binding on all parties.

(b) The existence of the Plan and the Awards and/or Grants made hereunder shall not affect in any way the right or power of the Board or the stockholders of the Corporation to make or authorize any adjustment, recapitalization, reorganization or other change in the capital structure of the Corporation, a Parent Corporation or a Subsidiary or their business, any merger or consolidation of the Corporation, a Parent Corporation or a Subsidiary, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Corporation, a Parent Corporation or a Subsidiary, or any sale, lease, exchange or other disposition of all or any part of their assets or business or any other corporate act or proceeding.

(c) If the Corporation recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted, the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities, and the cash and other property to which the Optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Optionee had been the holder of such record of the number of

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     shares of Common Stock then covered by such Option. The Board shall, in good faith, compute the amount of any adjustment which may be required by this paragraph, which computation shall be final and binding on all parties.

(d) In the event of a Corporate Change, unless otherwise deemed to be impractical by the Board, then no later than (i) two business days prior to any Corporate Change referenced in Clause (i), (ii), or (iii) of the definition thereof or (ii) ten business days after any Corporate Change referenced in Clause (iv) or (v) of the definition thereof, the Board, acting in its sole discretion without the consent or approval of any Optionee or Grantee, shall act to effect the following alternatives with respect to outstanding Options which acts may vary among individual Optionees and, with respect to acts taken pursuant to Clause (i) above, may be contingent upon effectuation of the Corporate Change: (A) in the event of a Corporate Change referenced in Clauses (i) and (ii) acceleration of exercise for all Options then outstanding so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Board, after which specified date all unexercised Options and all rights of Optionees thereunder shall terminate; (B) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v) require the mandatory surrender to the Corporation by selected Optionees of some or all of the outstanding Options held by such Optionees (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date (before or after such Corporate Change) specified by the Board, in which event the Board shall thereupon cancel such Options and pay to each Optionee an amount of cash per share equal to the excess, if any, of the Change of Control Value of the shares subject to such Option over the exercise price(s) under such Options for such shares; (C) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), make such adjustments to Options then outstanding as the Board deems appropriate to reflect such Corporate Change; or (D) in the event of a Corporate Change referenced in Clauses (iii), (iv) and (v), provide that thereafter upon any exercise of an Option theretofore granted the Optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Common Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the Optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets or plan of liquidation and dissolution if, immediately prior to such merger, consolidation or sale of assets or any distribution in liquidation and dissolution of the Corporation, the Optionee had been the holder of record of the number of shares of Common Stock then covered by such Option. Notwithstanding the provisions of clauses (B), (C) and (D), above, in the event of a Corporate Change referenced in Clause (iv), the provisions of clauses (B), (C) and (D) shall only apply if, in connection with such a Corporate Change, there is a termination (the "Corporate Change Termination") of an Optionee's employment with the Corporation (x) by the Corporation without Cause, or (y) by the Optionee with Good Reason.

(e) Except as hereinbefore expressly provided, issuance by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Corporation

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     convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to Options theretofore granted, or the purchase price per share of Common Stock subject to Options.

SECTION 9
AMENDMENT OR TERMINATION OF THE PLAN

The Board in its discretion may terminate or alter or amend the Plan or any Award or Grant from time to time; provided that, except as may be provided in
Section 8 hereof, no change may be made which would impair the rights of a Holder or Grantee in any previously granted Award or Grant without the consent of such Holder or Grantee, and provided further, that the Board may not, without approval of the stockholders, amend the Plan:

(a) to increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan on exercise or surrender of Options or upon Grants;

(b) to change the class of employees eligible to receive Awards and/or Grants or increase materially the benefits accruing to employees under the Plan;

(c) to extend the maximum period during which Awards may be granted or Grants may be made under the Plan;

(d) to modify materially the requirements as to eligibility for participation in the Plan; or

(e) to decrease any authority granted to the Board hereunder in contravention of Rule 16b-3.

SECTION 10
OTHER

(a) No Right to an Award or Grant. Neither the adoption of the Plan nor any action of the Board or Designated Officer shall be deemed to give an employee any right to be granted an Option to purchase Common Stock, to receive a Grant or to any other rights hereunder except as may be evidenced by an Option Agreement duly executed on behalf of the Corporation, and then only to the extent of and on the terms and conditions expressly set forth therein.

(b) No Employment Rights Conferred. Nothing contained in the Plan or in any Award or Grant made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Corporation or any Parent Corporation or Subsidiary, or (ii) interfere in any way with the right of the Corporation or any Parent Corporation or Subsidiary to terminate his or her employment at any time.

(c) Other Laws; Withholding. The Corporation shall not be obligated to issue any Common Stock pursuant to any Award granted or any Grant made under the Plan at any time

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     when the offering of the shares covered by such Award has not been registered (or exempted) under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Corporation or the Board deems applicable and, in the opinion of legal counsel for the Corporation, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. In the event no such exemption is available, the Corporation shall use its best efforts to obtain such an exemption or to register such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. As a condition of issuing any Common Stock pursuant to any Award granted or any Grant made under the Plan, the Corporation shall have the right to deduct in connection with all Awards or Grants any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Board in its sole discretion may permit the Holder of an Award or Grant to elect to surrender, or authorize the Corporation to withhold shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Corporation's withholding obligation, subject to such restrictions as the Board deems necessary to satisfy the requirements of Rule 16b-3.

(d) No Restriction of Corporate Action. Nothing contained in the Plan shall be construed to prevent the Corporation or any Parent Corporation or Subsidiary from taking any corporate action which is deemed by the Corporation or such Parent Corporation or Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Corporation or any Parent Corporation or Subsidiary as a result of such action.

(e) Restrictions on Transfer. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative.

(f) Effect of Death, Disability or Termination of Employment. The Agreement or other written instrument evidencing an Award shall specify the effect of the death, disability or termination of employment of the Holder on the Award; provided, however that, if the Option Agreement or other written instrument does not so specify, an Optionee or such Optionee's representative shall be entitled to exercise outstanding Options to the extent that such Options were exercisable as of the date of termination of employment (i) within one (1) year from the date of termination of employment with the Corporation if such termination is caused by death or disability, or (ii) within ninety (90) days from the date of termination of employment with the Corporation if such termination is caused by reasons other than death, disability or Cause, and if such termination was for Cause, all outstanding Options shall expire and shall be of no further force or effect as of the commencement of business on the effective date of such termination of employment.

     Pursuant to the Code, all outstanding Incentive Stock Options of a Holder will automatically be converted to a non-qualified stock option if the Optionee or its legal representative does not exercise the Incentive Stock Option (i) within three (3) months of the date of termination caused by reasons other than death or disability; or (ii) within one (1) year of the date of termination caused by disability.

(g) Rule 16b-3. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3. If any provisions of the Plan or any such Award would disqualify the Plan or such Award hereunder, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3.

(h) Governing Law. The Plan shall by construed in accordance with the laws of the State of Delaware and all applicable federal law.

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